UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

LAYNE CHRISTENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34195	48-0920712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd., Ste. 700

The Woodlands, Texas 77380

(Address of principal executive office)(Zip Code)

(281) 475-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 15, 2014, the Registrant issued a press release announcing the completion of the Department of Justice’s investigation into potential violations of the Foreign Corrupt Practices Act by the Registrant. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current report on Form 8-K, including the exhibit, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release, dated August 15, 2014, announcing completion of DOJ investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
(Registrant)

By:	/s/ Andrew T. Atchison
Andrew T. Atchison
Chief Financial Officer

Date: August 15, 2014